UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

(No.

333-127924)

UNDER THE SECURITIES ACT OF 1933

[X]

Post-Effective Amendment No. 3

[X]

and

REGISTRATION STATEMENT

(No.

811-21802)

UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]

Amendment No. 11

[X]

WorldCommodity Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

6700 Vernon Woods Drive, Suite 100

Atlanta, GA 30328

(Address of Principal Executive Offices)

404-437-7420

800-595-4922

(Registrant’s Telephone Number)

Mr. James Llewellyn

WorldCommodity Asset Management

6700 Vernon Woods Drive, Suite 100

Atlanta, GA 30328

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[   ] immediately upon filing pursuant to paragraph (b)

[X] on July 14, 2009 pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

Registrant declares that it is registering an indefinite number or amount of its securities by this Registration Statement.

WORLDCOMMODITY℠ FUND

WCOMX

PROSPECTUS | JULY 14, 2009

A Series of

WorldCommodity Funds, Inc.

6700 Vernon Woods Drive, Suite 100

Atlanta, GA 30328

800-595-4922  ●  404-437-7420

www.worldcommodityfunds.com

This prospectus is designed to help you make an informed decision about whether an investment in the WorldCommodity Fund is appropriate for you.  Please read the prospectus carefully, and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined whether this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY	3

Fund Investment Objective	3
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	5

FUND PERFORMANCE HISTORY	8

FEES AND EXPENSES	9

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	11

MANAGEMENT OF THE FUND	12

PRICING OF FUND SHARES	14

PURCHASE OF FUND SHARES	15

REDEMPTION OF FUND SHARES	19

TAX CONSEQUENCES	23

DISTRIBUTION ARRANGEMENTS	25

FINANCIAL HIGHLIGHTS	26

OTHER INFORMATION	27

PRIVACY POLICY	29

FOR MORE INFORMATION	Back Cover

WorldCommodity Funds, Inc., (the "Company"), organized as a Maryland corporation in August 2005, is registered under the Investment Company Act of 1940, as an open-end management investment company.  The WorldCommodity Fund is a non-diversified series of the Company; and is the sole series of the Company.

RISK/RETURN SUMMARY

Fund Investment Objective

The WorldCommoditySM Fund seeks capital appreciation.

Principal Investment Strategies

The WorldCommoditySM Fund (the “Fund”) will normally invest at least 80% of its total net assets in:

•

equity securities issued by “commodity-related companies”, both domestic and foreign; without regard to market value (or “market capitalization”); and

•

commodity-linked note securities that derive their value from the performance of a commodity index

The Fund will invest in equity securities (primarily common stocks) issued by companies that have a substantial business related to commodities.  Commodities are assets that have tangible properties and include agricultural products, metals and energy products, such as crude oil.  A company will be considered to be a “commodity-related company” if it directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to commodities.  A company may also be considered if it devotes 50% or more of its total assets to producing revenues from the commodities sector.  All companies with substantial business in these areas will be considered “commodity-related companies” for purposes of the Fund’s investment policies.

The Fund is actively managed; as such, it will rely on the investment adviser to identify a universe of securities from which to select portfolio investments.  The Fund’s investment adviser, WorldCommodity Asset Management (the “Adviser”), uses an investment methodology focusing on company fundamentals and growth prospects when selecting securities.  The Adviser generally employs fundamental analysis to determine the value of a company and its securities and then compares those results to current market values.  Securities trading at significant discounts to perceived values are candidates for investment.  Candidates for the equity portfolio will share some or all of the following criteria: prospects for growth; highly qualified management; low price to earnings ratios; low price to tangible asset value; or low price to sales ratios.  The Fund generally sells securities when the Adviser believes that they are no longer undervalued or when the Adviser believes other opportunities are more attractive.

Normally, the Fund will invest in the securities of companies of a number of countries around the world, including the United States.  However, the Fund may invest without limit in securities of non-U.S. issuers.  The Adviser may select securities of companies domiciled throughout the world, including developed and emerging markets.  The Fund's exposure to any particular country or region of the world will reflect the Adviser's assessment of the investment opportunities available in the securities of various commodity-related companies, as well as general business, economic and global market conditions.

Commodity-linked securities

The Fund will also invest in securities designed to track the performance of commodity indices, such as the Rogers International Commodity Index® (the “RICI®”).  The RICI® is a composite, U.S. dollar-based, total return index which represents the value of a basket of commodities consumed in the global economy, ranging from agricultural to energy to metal products.  The value of this basket is tracked via futures contracts on 36 different exchange-traded physical commodities, quoted in four different currencies, listed on eleven exchanges in five countries.  In addition to the composite index, the Fund intends to invest in securities designed to track the performance of one or more of the RICI’s sub-indices, namely, the Rogers International Commodity Index® -Agriculture (the “RICI®-ASM”), Rogers International Commodity Index® - Metals (“RICI®-MSM”), and Rogers International Commodity Index® -Energy (“RICI®-ESM”).  The Fund may invest without limitation in any one or more of the agriculture, metals or energy sectors.

Description of the Rogers International Commodity Index®

The Rogers International Commodity Index® was designed by James Beeland Rogers, Jr. in the late 1990’s.  The RICI® aims to be an effective measure of the price action of raw materials not just in the United States but also around the world.  Indeed, the RICI® weights attempt to balance consumption patterns worldwide (in developed and developing countries) and specific contract liquidity.  A current list of the individual commodities represented in the RICI®: (agricultural sector components) azuki beans, barley, canola, cocoa, coffee, corn, cotton, lean hogs, live cattle, lumber, oats, orange juice, rice, rubber, soybean meal, soybean oil, soybeans, sugar, wheat, greasy wool; (metals sector components) aluminum, copper, gold, lead, nickel, palladium, platinum, silver, tin, zinc; (energy sector components) crude oil, Brent crude oil, heating oil, gas oil, RBOB gasoline, and natural gas.

The Fund will invest indirectly in commodities using commodity-linked note securities.  In a typical commodity-linked structured note security, the principal and/or coupon payments are linked to the value of an individual commodity, or the performance of commodity indices.  Therefore, at maturity, the Fund may receive more or less principal than it originally invested.  The commodity-linked note securities in which the fund invests, may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.  These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.

The 80% investment restriction noted above is a non-fundamental policy, but requires 60 days’ prior written notice to shareholders before it can be changed.  The Fund is a non-diversified fund, meaning that the portfolio may invest in a limited number of issuers of securities.

Principal Risks of Investing in the Fund

General Risks.  All investments have risk to some degree.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.  Because commodity market returns may not be correlated with the returns of equity and debt markets over the long term, an investment in the Fund may provide useful diversification in an investor's overall portfolio.  However, the Fund is not a complete investment program.  An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

Market Risk.  Market risk refers to the risk related to investments in securities in general and the daily fluctuation in the securities markets.  The Fund's performance per share will change daily based upon many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Equity Risk.  The value of the equity securities held by the Fund, and thus the value of the Fund's shares, can fluctuate — at times dramatically.  The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector.

Commodities Risk.  The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked note securities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Issuer Risk.  The value of securities and other instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Non-Diversification Risk.  The Fund is classified as non-diversified.  This means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund.  Because the Fund invests its assets in fewer securities; the Fund is subject to greater risk of loss if any of those securities become permanently impaired.  Additionally, the net asset value of a non-diversified fund generally is more volatile and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility.  Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

Sector Focus Risk.  The Fund’s investments in commodity-related companies can be significantly effected by events relating to those sectors.  The prices of agriculture, metals, and energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply, international political events relating to commodity producing countries, the success of new projects, and tax and other governmental regulatory policies.  As a result, the securities owned by the Fund may react similarly to and move in unison with one another.  Because the Fund may focus its investments in the agriculture, metals, or energy sectors, it is subject to the risks affecting that sector and the Fund’s share price may be more volatile than a fund that invests in a wide variety of market sectors.  Additionally, the commodity-linked note securities in which the Fund invests are typically issued by companies in the financial services sector (which includes the banking, brokerage and insurance sectors).  In that case, the Fund's share values may fluctuate in response to events affecting issues in the financial services sector.

Counterparty Risk.  The Fund is subject to credit risk on the amount it expects to receive from commodity-linked note counterparties.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

Foreign Securities Risk.  The Fund may invest in foreign securities, which involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies and there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to the same accounting, auditing and financial reporting standards as U.S. companies; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar.  The Fund will be subject to the risks associated with fluctuations in currency values.  Other risks associated with foreign securities are the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Emerging Markets Securities Risk.  The Fund may invest in foreign securities issued by companies located in developing or emerging countries.  Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.  Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Foreign Currency Risk.  The Fund’s investments in securities denominated in foreign currencies are subject to currency risk.  Currency risks include the following:

o

The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

o

A Fund may incur transaction costs in connection with conversions between various currencies.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser’s strategy may fail to produce the intended results.

FUND PERFORMANCE HISTORY

Performance Bar Chart

Annual Returns for Calendar Year Periods Ending December 31

The year-to-date return was -20.46% as of September 30, 2008.

The fund’s highest and lowest return for a quarter during the period of the bar chart is:

Best Quarter:

1st Quarter 2007  +10.90%

Worst Quarter:

4th Quarter 2008  -19.66%

Performance Table

Average Annual Total Returns
(for the periods ended December 31, 2008) (1)(2)
	One	Since
Portfolio Returns	Year	Inception(2)

Return Before Taxes	-36.10%	-17.31%

Return After Taxes on Distributions (1)	-36.10	-17.50

Return After Taxes on Distributions and Sale of Fund Shares (1)	-23.47	-14.52

S&P 500® Total Return Index(3)	-37.00%	-16.11%

(1)  The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual “after-tax” returns depend on your individual tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

(2) The Fund commenced operations on October 27, 2006.

(3)  The S&P 500® Total Return Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization.  The index assumes reinvestment of all dividends and distributions and does not reflect any charges for investment management fees or transaction expenses, nor does the Index reflect any effects of taxes, fees or other types of charges and expense.

FEES AND EXPENSES

The following table describes the estimated expenses and fees that you may pay if you buy and hold shares of the Fund.  Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

Management Fees	0.90%
Distribution [and/or Service] (12b-1) Fees (1)	0.00%
Other Expenses (2)	0.70%
Acquired Fund Fees and Expenses (3)	0.17%

Total Annual Fund Operating Expenses (4)	1.77%

(1) Although the Fund's Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"), the Plan has not been implemented, and the Fund has no present intention of implementing the Plan.  Any change in this policy will be based upon a Board finding or resolution.  If the Board adopts such a resolution, you will be informed at least thirty days prior to its implementation.  The maximum amount that the Fund would pay under the Plan on an annualized basis would be 0.25% of the average daily net assets.

(2) Pursuant to an Operating Services Agreement, WorldCommodity Asset Management, LLC, the Fund’s adviser, is responsible for paying all the Fund’s expenses except management fees, commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses.  Fees payable under the Operating Services Agreement between the Fund and WorldCommodity Asset Management, LLC are fixed at 0.70% of the Fund's average daily net assets.

(3) "Acquired Fund Fees and Expenses" are based on investments of the Fund's assets in other investment companies calculated on a daily basis through the end of the Fund's last fiscal period.  These fees and expenses will vary with changes in the expenses of the acquired funds and the Fund's investments in the acquired funds, and may be higher or lower than those shown above.

(4) The Total Annual Fund Operating Expenses in this table will not correlate to the expense ratio in the Fund's financial statements (or the highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the fund, not the indirect costs of investing in Acquired Funds.  Excluding the indirect costs of Acquired Funds, Total Annual Fund Operating Expenses would be 1.60%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$180	$557	$959	$2,084

INVESTMENT OBJECTIVE

AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The WorldCommodity Fund seeks capital appreciation.  In order to provide a degree of flexibility, the Fund’s investment objective may be changed upon 60 days’ written notice to shareholders.  Please remember that an investment objective is not a guarantee.  An investment in the WorldCommodity Fund might not appreciate and investors could lose money.

Implementation of Investment Objective

The Fund seeks to achieve its investment objective by investing primarily in the equity securities of commodity-related companies and commodity-linked note securities selected as described above under the heading “Principal Investment Strategies”.

Other Investment Practices and Strategies.  For a more complete description of investment strategies and permitted investments, see the Fund’s Statement of Additional Information (“SAI”).

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total net assets, without limitation, in high quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  This defensive position is inconsistent with the fund’s investment objective.  While the Fund is in a defensive position, the fund may not achieve its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear it’s pro rata portion of such money market funds’ advisory fees and operational fees.

Portfolio Turnover.  The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains.  Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision.  The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices.  Changes are made in the Fund’s portfolio whenever the Adviser believes such changes are desirable.  Portfolio turnover rates are generally not a factor in making buy and sell decisions.  Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed approximately 190% under normal circumstances.  However, there are no limits on the rate of portfolio turnover.  A higher portfolio turnover rate may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance, and may produce increased taxable distributions.  The portfolio turnover rate for the last fiscal period is shown in the Financial Highlights.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s statement of additional information ("SAI").

MANAGEMENT OF THE FUND

The Investment Adviser

Portfolio management is provided to the Fund by the Company’s investment adviser, McConnell Asset Management, LLC, a Georgia limited liability company with offices at 6700 Vernon Woods Drive, Suite 100, Atlanta, Georgia 30328.  McConnell Asset Management, LLC operates under the name WorldCommodity Asset Management (the “Adviser”).  The Adviser has acted as the investment adviser to the WorldCommodity Funds, Inc. since the Company’s inception in 2006.  The Adviser manages the investments of the Fund and is responsible for the overall business affairs of the Fund.

The Adviser makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program.  The Board of Directors of the Company supervises the Advisor and establishes policies that the Adviser must follow in its day-to-day management activities.  For its services, the Adviser receives an investment management fee, accrued daily and paid monthly, at an annualized rate of 0.90% of the Fund’s average net assets.

The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  Pursuant to an Operating Services Agreement, the Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses, brokerage commissions and extraordinary expenses.  Under the Operating Services Agreement, the Fund pays the Adviser a fee equal to 0.70% of the Fund's average daily net assets.  A discussion regarding the basis on which the Board of Directors approved the investment advisory agreement is included in the Fund’s annual report to shareholders.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Portfolio Manager.  James Llewellyn has been the Fund’s portfolio manager since inception and is responsible for day-to-day management of the Fund’s portfolio.  Mr. Llewellyn is the President of the Adviser and has been in the securities business since 1995.  Most recently, Mr. Llewellyn served as an observer on the 2005 Index Committee of the Rogers International Commodity Index® in the Adviser’s capacity as a consultant to Beeland Management Company, LLC (“Beeland”).  From 1999 to 2004, Mr. Llewellyn was also a minority shareholder, and non-managing member of Beeland.  Beeland, an Illinois limited liability company, is the sponsor and general partner of the Rogers Funds (Rogers Raw Materials Fund, LP, Rogers International Raw Materials Fund, LP, Rogers Raw Materials International Fund, LP).

Mr. Llewellyn served as a registered representative in Preferred Client Services, at E*TRADE Securities, LLC, from 2000 to 2003.  Prior to his tenure at E*TRADE Mr. Llewellyn was employed as a financial consultant at Merrill Lynch Futures, Inc, from 1998-1999.  Prior to 1998, he served as a portfolio manager at private partnership RedRock Partners, LP, and equity research associate at W.I. Carr/Indosuez Capital (Taipei, Taiwan), and Taiwan International Securities (Taipei, Taiwan).

Additional information about the portfolio managers' compensation and the portfolio managers' ownership of securities in the Fund is available in the statement of additional information (the ”SAI”).

PRICING OF FUND SHARES

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”).  The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent: Net Asset Value = Total Assets minus Liabilities / Number of Shares Outstanding.

The NAV is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange is open for business.  The New York Stock Exchange is closed on weekends, and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the New York Stock Exchange on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on the securities principal exchange.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser, in accordance with procedures approved by the Board.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  In computing NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the values of a Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the fund’s NAV contrary to the interests of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

PURCHASE OF FUND SHARES

You may purchase shares directly through the Fund’s Transfer Agent or through participating financial institutions that have agreed to sell the Fund’s shares.  If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application.  To request an application, contact the Transfer Agent at 1-800-595-4922 or visit our website at www.worldcommodityfunds.com.  Your purchase of Fund shares is subject to the following minimum investment amounts.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

Minimum Investment Amounts
	Initial	Additional

Regular Account	$1000	$100
Automatic Investment Plan*	$500	$100
IRA Account	$500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Fund’s transfer agent, Mutual Shareholder Services, LLC, will charge a $30 fee against the shareholder’s account, in addition to any loss incurred by the Fund with respect to canceling the purchase.  To recover any such loss or charge, the Fund reserves the right, without further notice, to redeem shares already owned by any purchaser (in such Fund) whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the equities or bond markets.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

Instructions for Opening and Adding to an Account.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

To open an account by mail complete and sign the Account Application or an IRA Application.  Make your check payable to WorldCommodity Funds.  For IRA accounts please specify the year for which the contribution is made.  Mail or overnight the application and check to:

WorldCommodity Funds, Inc.

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

To add money to an account complete the investment slip that is included with your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, account number, and address on your check.  Mail the slip and the check to the above-mentioned address.

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order.  When making a purchase request make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment slip

•

check payable to “WorldCommodity Funds”

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If the Fund and/or Transfer Agent, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone redemption.  In any instance where the Fund’s Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses, which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you.  The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.  If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated on the next business day.

To open an account by wire:

Call 1-800-595-4922 to obtain complete wire instructions:

Send your investment to Huntington National Bank, N.A.:

Huntington National Bank, N.A.

Columbus, OH 43219

ABA routing number:  xxx-xxx-xxx

CREDIT:

WorldCommodity Fund

Account number: xxxxx

FOR BENEFIT OF:

Account Name (should match account registration)

Account Number (if known)

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible.  Tax-deferred accounts include individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options.  You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian.  Distributions from these plans are generally subject to an additional tax if withdrawn prior to ages 59 1/2 or used for a non-qualifying purpose.  Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Huntington National Bank serves as the custodian for the tax-deferred accounts offered by the Fund.  You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund.  You may pay the fee by check or have it automatically deducted from your account (usually in December).  The Fund reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account.  Your initial investment minimum is $500 if you select this option.  The plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund.

Purchases through Financial Intermediaries

Investment minimums may be higher or lower to investors purchasing shares through a financial adviser, broker-dealer firm, or other financial institution (an “Intermediary”).  Intermediaries’ policies and fees may be different than those described here.  Intermediaries may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares.  Consult a representative of your financial institution if you have any questions.  Your financial institution is responsible for transmitting your order in a timely manner.  An Intermediary, rather than you as its customer, may be the shareholder of record of your shares.  Purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Fund after such net asset value has been calculated.  The Fund is not responsible for the failure of any Intermediary to carry out its obligations to its customers.

Intermediaries may receive compensation from the Fund's investment adviser for making the Fund available to their customers and for the recordkeeping and similar administrative services the Intermediaries provide to their customers.

REDEMPTION OF FUND SHARES

Good Order.  Your redemption request will be processed if it is in “good order.”  To be in “good order” your redemption request must include:

•

The account name and account number

•

The number of shares or dollar amount to be redeemed

•

Signatures of all owners exactly as their names appear on the account

•

A signature guarantee or other documentation, if required (see “Signature Guarantees” below)

Instructions for Selling Fund Shares.  You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading.  Your shares will be sold at the next NAV per share calculated after the Transfer Agent receives your redemption request (before 4:00 p.m., Eastern standard time) in “good order”.  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale.  Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request.  The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days from the purchase date.  This procedure is intended to protect the Fund and its shareholders from loss.  If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated, and your account will be closed, unless you indicate otherwise in writing.

By Mail

The fund will redeem all or any part of shares owned upon written request delivered to the Fund.

Mail your request to:

WorldCommodity Funds, Inc.

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

By Telephone

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option.  Otherwise, you may redeem Fund shares by calling the Transfer Agent at 1-800-595-4922.  Redemption proceeds will only be mailed to your address of record.  You may redeem a maximum of $100,000 per day by telephone.  You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.  Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.  For specific information on how to redeem your account and to determine if a signature guarantee or other documentation is required contact the Transfer Agent.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud.  A signature guarantee of each owner is required to redeem shares in the following situations:

1) If you change ownership on your account

2) If you request the redemption proceeds to be sent to a different address

3) If the proceeds are to be made payable to someone other than the account’s owner(s)

4) If a change of address request has been received by the Transfer Agent within the last 15 days

5) If you wish to redeem in excess of $100,000 from any shareholder account

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide signature guarantees.  The Fund reserves the right to require a signature guarantee under other circumstances or to delay redemption when permitted by Federal Law.  For more information pertaining to signature guarantees please call the Transfer Agent.

Redemption from Corporate, Trust and Tax Deferred Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent to determine what additional documents are required.  In the case of shares being redeemed from IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500.  After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days.  If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance.  The Fund reserves the right to close an account if the shareholder is deemed to engage in an activity which is illegal or otherwise believed to be detrimental to the Fund.  All shares of the Fund are also subject to involuntary redemption if the Board of Directors determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Redemption in Kind

The Fund intends to make payments for all redemptions in cash.  However, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Directors).  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.

Shareholder Communications.  You will receive regular account statements and trade confirmations of your investment transactions.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.  Financial reports will be sent at least semi-annually.  Annual reports will include audited financial statements.

Investors who have questions about their respective accounts should call the Transfer Agent at 1-800-595-4922.  In addition, investors who wish to make a change in their address of record or a change in the manner in which dividends are received may also do so by calling the Transfer Agent.  Alternatively, investors may visit www.worldcommodityfunds.com or write to WorldCommodity Funds, Inc., 6700 Vernon Woods Drive, Suite 100 Atlanta, GA 30328.

Dividends and Distributions

The Fund declares dividends from net investment income and distributions from net capital gains annually and pays any such dividends and distributions annually.  All dividends and distributions in full and fractional shares of the Fund will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV.  A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

Frequent Purchases and Redemptions of Fund Shares

Excessive Short-Term Trading.  The Fund is intended for long-term investors and not for those who wish to trade their shares frequently.  The Fund discourages and does not knowingly accommodate excessive short-term trading.  The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and their long-term holders, including disruptions to efficient portfolio management, higher administrative and brokerage costs and dilution in net asset value from traders looking for short-term profits from time zone arbitrage, momentum and other short-term strategies.  The Funds monitor purchase and redemption activity to assist in minimizing excessive short-term trading and may reject any purchase order.

Redemption Fee.  The Fund has not experienced significant short-term trading problems and accordingly has determined not to implement a redemption fee program.

TAX CONSEQUENCES

How Distributions are Taxed

The tax information in this prospectus is provided as general information.  You should contact your tax adviser about the federal and state tax consequences of an investment in the Fund.

Except for retirement accounts such as IRA, Keogh, and other tax-advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them.  They are taxable to you in the year you receive them, except that if they are declared in October, November or December and paid to you in January, they are taxable as if they had been paid the previous year.

Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States.  However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends.  If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.  Ordinary income dividends not treated as qualified dividend income are generally taxed as ordinary income.

Short-term capital gain distributions are generally taxed as ordinary our income.  Long-term capital gain distributions are generally taxed at long-term capital gains rates.  The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

How Transactions are Taxed

When you sell your Fund shares, you will generally realize a gain or loss.  These transactions usually have tax consequences.  Tax-advantaged retirement accounts will not be affected.

Taxes Withheld

By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Funds to do so.

DISTRIBUTION ARRANGEMENTS

The Fund has adopted, but not yet implemented, a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for its shares, pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets.  The Adviser may, in turn, pay such fees to dealers and other financial service organizations for eligible services provided by those parties to the Fund.

The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year; any change in this policy will be based upon a Board finding or resolution.  If the Board adopts such a resolution, you will be informed at least thirty days prior to its implementation.  The Board adopted the 12b-1 Plan so that, if and when necessary, the Fund would have available to it sufficient resources to pay third parties who provide eligible services to the Fund.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance.  Certain information reflects financial results for a single Fund share.  The total returns table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information presented in the financial highlights tables for the fiscal years ended September 30, 2008 and the period ended September 30, 2007 has been derived from financial statements audited by Briggs, Bunting & Dougherty, LLP, independent registered public accountants, whose report, along with the Fund's financial statements, is included in the fund's annual report, which is available upon request.

	For the	For the
	Year Ended	Period* Ended
	Sept. 30, 2008	Sept. 30, 2007

Selected data for a share outstanding throughout each period.

NET ASSET VALUE, AT BEGINNING OF PERIOD	$ 12.23	$ 10.17

Income / (Loss) From Investment Operations:
Net Investment Income (Loss) **	(0.00)***	0.06
Net Gain (Loss) on Investments and
Foreign Currency (Realized and Unrealized)	(3.86)	2.02
Total from Investment Operations	(3.86)	2.08

Distributions:
Net Investment Income	(0.13)	(0.02)

NET ASSET VALUE, AT END OF PERIOD	$ 8.24	$ 12.23

TOTAL RETURN	(31.80)%	20.51% (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 423	$ 867
Ratio of Expenses to Average Net Assets	1.60%	1.62% (a)
Ratio of Net Investment Income to Average Net Assets	(0.05)%	0.54% (a)
Portfolio Turnover	273%	125%

* October 27, 2006 commencement of operations
** Per share net investment income has been determined on the basis of average shares outstanding during the period.
*** Rounds to less than 0.005 per share
(a) Annualized
(b) Not annualized, assumes reinvestment of dividends
The accompanying notes are an integral part of these financial statements.

OTHER INFORMATION

Meetings of Shareholders.  The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law.  It will also do so when a shareholder meeting is called by the Directors or upon proper request of the shareholders.

According to the laws of Maryland, under which the Fund is incorporated, and the Fund's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940.  The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act of 1940 concerning assistance with shareholder communication.

Huntington National Bank, N.A., 41 South High Street Columbus, OH 43215 acts as the custodian of the Fund's investments.

Mutual Shareholder Services, LLC, 8000 Towne Centre Drive, Ste 400, Broadview Heights, Ohio 44147, is the transfer agent, administrator and bookkeeping and pricing agent for the Funds.

Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund's independent registered public accounting firm and, as such, audits the annual financial statements of the Fund.

Beeland Interests, Inc. has requested that the following four paragraphs be included in this Prospectus:

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests Inc. (“Beeland Interests”) or James Beeland Rogers, Jr.  Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this Prospectus, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS DOES NOT, NOR DOES ANY OF ITS AFFILIATES OR AGENTS, GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ROGERS INTERNATIONAL COMMODITY INDEX (“RICI”), ANY SUB-INDEX THEREOF, OR ANY DATA INCLUDED THEREIN.  SUCH PERSON SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RICI, ANY SUB-INDEX THEREOF, ANY DATA INCLUDED THEREIN OR THE FUND.  BEELAND INTERESTS DOES NOT, NOR DOES ANY OF ITS AFFILIATES OR AGENTS, MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RICI, ANY SUB-INDEX THEREOF, AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR ANY OF ITS AFFILIATES OR AGENTS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

“Jim Rogers”, “James Beeland Rogers, Jr.” and “Rogers” are trademarks and service marks of, and “Rogers International Commodity Index” and “RICI” are registered service marks of, Beeland Interests, Inc., which is owned and controlled by James Beeland Rogers, Jr.  The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are trademarks owned and licensed by James Beeland Rogers, Jr.

Information about Beeland Interests, Inc. and the RICI® has been summarized or excerpted from The RICI® Handbook: The Guide to the Rogers International Commodity Index® 2009 version

Copyright © 2009 Beeland Interests, Inc.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects

The Fund collects the following nonpublic personal information about you:

o

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses

The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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WHERE TO GO FOR INFORMATION

More information about the Fund may be found in the following documents:

The Statement of Additional Information (SAI).  The Statement of Additional Information contains more detailed information about the Fund, and is considered to be a part of this Prospectus.

Annual and Semi-Annual Reports - Annual and semi-annual reports provide current holdings and detailed financial statements of the Fund as of the end of period presented.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information, or make general inquiries about the Fund on the Fund’s website at www.WORLDCOMMODITYFUNDS.com or by contacting the Fund at:

WorldCommodity Funds, Inc.

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147 1-800-595-4922

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C.  Call the SEC at 1-202-942-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act No. - 811-21802

STATEMENT OF ADDITIONAL INFORMATION

July 14, 2009

WORLDCOMMODITY℠ FUND

WORLDCOMMODITY FUNDS, INC.

6700 Vernon Woods Drive, Suite 100, Atlanta, Georgia 30328

404-437-7420 ● www.worldcommodityfunds.com

This Statement of Additional Information ("SAI") is not a prospectus.  It should be read in conjunction with the prospectus of the WorldCommoditySM Fund (the “Prospectus”) dated July 14, 2009.  A free copy of the Prospectus can be obtained by writing the Transfer Agent at WorldCommodity Funds, Inc. c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, by calling 1-800-595-4922 or visiting the Fund’s website at www.worldcommodityfunds.com.

TABLE OF CONTENTS

Fund History and Classification	2
Investment Strategies of the Fund	2
Fund Policies	10
Temporary Defensive Position	11
Portfolio Turnover	11
Disclosure of Portfolio Holdings	12
Management of the Fund	13
Directors and Officers	13
Control Persons and Principal Holders of Securities	15
The Investment Advisory Agreement	15
The Operating Services Agreement	16
Investment Adviser	16
Portfolio Transactions and Brokerage	17
Code of Ethics	17
Capital Structure	18
Shareholder Meetings	18
Shareholder Reports	18
Purchase, Redemption, and Pricing of Shares	18
Taxes	20
Investment Performance Information	21
Custodian	22
Transfer Agent	22
Administration	23
Independent Registered Public Accounting Firm	23
Distributor	23
Distribution Plan	23
Anti-Money Laundering	24
Proxy Voting Procedures	24
Financial Statements	25
Appendix A - Bond Ratings	26
Appendix B - Proxy Voting Policies and Procedures	28

STATEMENT OF ADDITIONAL INFORMATION

No person has been authorized to give any information or to make any representations other than those contained in this SAI and Prospectus dated July 14, 2009 and, if given or made, such information or representations may not be relied upon as having been authorized by WorldCommodity Funds, Inc.  This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

WorldCommodity Funds, Inc. (the "Company"), organized as a Maryland corporation in August 2005, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The WorldCommoditySM Fund (the “Fund”) is a non-diversified series of the Company.  The Fund is the sole series of the Company.

The Fund is a non-diversified, open-end investment company, meaning that the Fund can invest a greater percentage of its assets in fewer securities than a more diversified fund.

INVESTMENT STRATEGIES OF THE FUND

The following information supplements the discussion of the Fund’s investment strategies in the Prospectus.  There is no assurance that any of the Fund's strategies will result in the achievement of the Fund's objectives.

EQUITY SECURITIES.  The Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

FOREIGN SECURITIES.  The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) (collectively, Depository Receipts).  ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.  Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the U.S.  Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depository Receipts may be issued pursuant to sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.  Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, and restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that an adviser will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

EMERGING MARKET SECURITIES.  The Fund may invest in foreign securities issued by companies located in developing or emerging countries.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.

DEBT SECURITIES.  The Fund may invest in corporate, foreign government and U.S. Government debt securities.  U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. is guaranteed only as to the timely payment of interest and principal when held to maturity.  The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities, are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.

CREDIT RISK OF DEBT SECURITIES.  A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor’s or any similar rating by any national credit rating service.

INTEREST RATE RISK OF DEBT SECURITIES.  All debt securities face the risk that their principal value will decline because of a change in interest rates.  Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline.  Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

CASH RESERVES.  The Fund may hold a significant portion of its net assets in cash or cash equivalents, either to maintain liquidity or for temporary defensive purposes.  The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. Government debt instruments, other money market funds, and repurchase agreements.

OPTIONS TRANSACTIONS.  The Fund may purchase and sell options involving individual securities, futures and indices.  The Fund can buy and sell options for various purposes:

o

to try to manage the risk that the prices of its portfolio securities and instruments may decline;

o

to establish a position in the futures or options market as a temporary substitute for purchasing individual securities or instruments;

o

to attempt to enhance its income or return by purchasing and selling call and put options on commodity futures, commodity indices, financial indices or securities;

o

to gain exposure to price movements of various commodity sectors in accordance with the Fund's investment strategies.

An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  Options are sold (written) on securities and stock indices.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks.  The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly.  However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.  When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument.  In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.  Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter options “OTC” options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.  In the SEC’s view, OTC options and their underlying collateral are considered to be illiquid.  This means the assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES.  The Fund may buy and sell interest rate futures contracts, commodities futures contracts, financial futures, and forward contracts.  No money is paid or received by the Fund on the purchase or sale of a future.  Typically, upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment of 1 to 10% of the face amount (but may be higher in some circumstances) with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.  Alternatively, the Fund may maintain accounts with futures brokers, provided that the Fund and the futures brokers comply with the requirements of the rules under the Investment Company Act.

The Fund can invest a portion of its assets in commodity futures contracts.  Commodity futures may be based upon commodities within three main commodity groups or sectors:

(1) Energy, which includes crude oil, unleaded gasoline, heating oil, and natural gas

(2) Agriculture, which includes corn, soybeans, soybean oil, soybean meal, wheat, rice, oats, barley, canola, cotton, coffee, sugar, cocoa, orange juice, live cattle, lean hogs, lumber, wool, rubber and azuki beans

(3) Metals, which includes copper, gold, silver, platinum, palladium, aluminum, zinc, nickel, tin and lead

The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these three main commodity sectors and the individual commodities within each sector, as well as other types of commodities.  Each of these thirty-five commodities represents a separate industry within the respective sector (energy, agriculture or metals sectors).

At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.  While the terms of interest rate futures contracts call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position.  Financial futures contracts are similar to interest rate futures, but settlement is made in cash.

If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position.  The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of the Fund.  Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position.  The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value.  The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

COMMODITY-LINKED NOTE SECURITIES.  The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, such as commodity-linked notes.  In a typical commodity-linked note, sometimes referred to as a commodity-linked structured note, the principal and/or coupon payments are linked to the value of an individual commodity, or the performance of commodity indices.  Therefore, these securities are "commodity-linked”.  Also, at maturity, the Fund may receive more or less principal than it originally invested.  The commodity-linked notes in which the fund invests, may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations.  These notes are debt securities of the issuer and so, in addition to fluctuating in response to changes in the underlying commodity index, will be subject to credit and interest rate risks that typically affect debt securities.  In addition to the RICI® (described below) the Fund may invest in commodity-linked structured notes that track other widely followed, recognized commodity indices, their component sub-indices, or individual components, including the S&P GSCITM, DJAIG®, RJCRB® and DBCI®.

DESCRIPTION OF THE ROGERS INTERNATIONAL COMMODITY INDEX®.  The Rogers International Commodity Index® (the “RICI”) is a composite, U.S. dollar-based, total return index designed by James Beeland Rogers, Jr. (“Rogers”) in the late 1990s.  The RICI® was designed to meet the need for consistent investing in a broad based international vehicle; it represents the value of a basket of commodities consumed in the global economy, ranging from agricultural to energy to metal products. The value of this basket is tracked via futures contracts on 36 different exchange-traded physical commodities, quoted in four currencies, listed on eleven exchanges in five countries.

The RICI® aims to be an effective measure of the price action of raw materials not just in the United States but also around the world.  Indeed, the RICI’s weightings attempt to balance consumption patterns worldwide (in developed and developing countries) and specific contract liquidity.  Below is a list of the individual commodities represented in the RICI®, together with their respective symbols, exchanges, currencies and weightings as of January 2009:

Contract	Symbol	Exchange	Currency	Weight
Crude Oil	CL	NYMEX	USD	21.00%
Brent Crude Oil	BRN	ICE EU	USD	14.00%
Wheat	W	CBOT	USD	7.00%
Corn	C	CBOT	USD	4.75%
Cotton	CT	ICE US	USD	4.20%
Aluminum	AH	LME	USD	4.00%
Copper	CA	LME	USD	4.00%
Soybeans	S	CBOT	USD	3.35%
Gold	GC	COMEX	USD	3.00%
Natural Gas	NG	NYMEX	USD	3.00%
RBOB Gasoline	RB	NYMEX	USD	3.00%
Soybean Oil	BO	CBOT	USD	2.17%
Coffee	KC	ICE US	USD	2.00%
Lead	PB	LME	USD	2.00%
Live Cattle	LC	CME	USD	2.00%
Silver	SI	COMEX	USD	2.00%
Sugar	SB	ICE US	USD	2.00%
Zinc	ZS	LME	USD	2.00%
Platinum	PL	NYMEX	USD	1.80%
Heating Oil	HO	NYMEX	USD	1.80%
Gas Oil	GAS	ICE EU	USD	1.20%
Cocoa	CC	ICE US	USD	1.00%
Lean Hogs	LH	CME	USD	1.00%
Lumber	LB	CME	USD	1.00%
Nickel	NI	LME	USD	1.00%
Rubber	81	TOCOM	JPY	1.00%
Tin	SN	LME	USD	1.00%
Soybean Meal	SM	CBOT	USD	0.75%
Canola	RS	ICE CA	CAD	0.67%
Orange Juice	OJ	ICE US	USD	0.66%
Oats	O	CBOT	USD	0.50%
Rice	RR	CBOT	USD	0.50%
Palladium	PA	NYMEX	USD	0.30%
Azuki Beans	101	TGE	JPY	0.15%
Barley	AB	ICE CA	CAD	0.10%
Greasy Wool	GW	SFE	AUS	0.10%
Total				100.00%

Source: The RICI® Handbook: The Guide to the Rogers International Commodity Index®, 2009 version (February 11, 2009)

Copyright© 2009 Beeland Interests, Inc.

THE RICI® COMMITTEE.  The RICI® Committee formulates and enacts all business assessments and decisions regarding the composition of the Index.  Rogers, as the founder of the RICI® and sole owner of Beeland Interests, chairs the RICI® Committee and is the final arbiter of its decisions.  Beside Rogers, representatives of the following parties are members of the RICI® Committee: (1) ABN AMRO; (2) Beeland Management Company, LLC; (3) CQG Inc.; (4) Daiwa Asset Management; (5) Diapason Commodities Management, S.A.; (6) Merrill Lynch; and (7) UBS AG.  Only Rogers, as chairman of the committee, is authorized to designate new members of the committee, if necessary.

The RICI® Committee meets each December to consider changes in the components and weights of the RICI® for the following calendar year; however, such changes can be made at any time.  The composition of the RICI® generally will not be changed unless exceptional circumstances in fact occur (e.g., continuous adverse trading conditions for a single contract (e.g., trading volume collapses) or critical changes in the global consumption pattern (e.g., a scientific breakthrough fundamentally alters the consumption of a commodity).

Beeland Interests, Inc. has requested that the following four paragraphs be included in this Statement of Additional Information:

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests Inc. (“Beeland Interests”) or James Beeland Rogers, Jr.  Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this Prospectus, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS DOES NOT, NOR DOES ANY OF ITS AFFILIATES OR AGENTS, GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ROGERS INTERNATIONAL COMMODITY INDEX (“RICI”), ANY SUB-INDEX THEREOF, OR ANY DATA INCLUDED THEREIN.  SUCH PERSON SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RICI, ANY SUB-INDEX THEREOF, ANY DATA INCLUDED THEREIN OR THE FUND.  BEELAND INTERESTS DOES NOT, NOR DOES ANY OF ITS AFFILIATES OR AGENTS, MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RICI, ANY SUB-INDEX THEREOF, AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR ANY OF ITS AFFILIATES OR AGENTS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

“Jim Rogers”, “James Beeland Rogers, Jr.” and “Rogers” are trademarks and service marks of, and “Rogers International Commodity Index” and “RICI” are registered service marks of, Beeland Interests, Inc., which is owned and controlled by James Beeland Rogers, Jr.  The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are trademarks owned and licensed by James Beeland Rogers, Jr.

Information about Beeland Interests, Inc. and the RICI® has been summarized or excerpted from

The RICI® Handbook: The Guide to the Rogers International Commodity Index® 2009 version

Copyright © 2009 Beeland Interests, Inc.

ADVISER’S RELATIONSHIP WITH BEELAND MANAGEMENT COMPANY, LLC

Beeland Management Company, LLC, (“BMC” or Beeland”) is an Illinois limited liability company, commodity pool operator, general partner and sponsor of the Rogers Funds (Rogers Raw Materials Fund, LP, Rogers International Raw Materials Fund, LP, Rogers Raw Materials International Fund, LP).  BMC was established and founded by James Beeland Rogers, Jr., its then majority shareholder, to create investment products designed to track the performance of the RICI®.  BMC successfully launched the world’s first products tracking the performance of the RICI®  –  private separate accounts, private funds, and a public commodity pool which were offered to institutions and individual investors in the United States.  From 1999-2004, as a private investor, Mr. Llewellyn participated in BMC as a minority shareholder, and non-managing member of BMC.  From December 2004 through March 2005, at the request of Mr. Rogers, minority shareholders and the officers of BMC - McConnell Asset Management, LLC and its principal, James Llewellyn provided consulting services to BMC; including a review of its administration, operations, and distribution of the Rogers Funds.  As a result, in March 2005, BMC, as the general partner of the Rogers Funds, was able to substantially reduce management fees, reduce sales charges and reduce brokerage commissions charged to unit holders of its public fund.  In connection with this role, Mr. Llewellyn also served as an observer on the 2005 Index Committee of the Rogers International Commodity Index®.  Since March 2005, the Adviser, and Mr. Llewellyn have not been affiliated with BMC.

SEGREGATED ACCOUNTS.  Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS.  The Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the CEA.  The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this statement of additional information.

RESTRICTED AND ILLIQUID SECURITIES.  The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid.  Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors.  The sale of some illiquid and other types of securities may be subject to legal restrictions.  Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.  The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.  However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered, or otherwise made saleable on a public market within two years.  Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Company's Board of Directors in a manner intended to reflect the fair market value of such securities.

REPURCHASE AGREEMENTS.  The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks, and other financial institutions; provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks).  The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund.  A repurchase agreement exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities.  If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.  If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

INVESTMENT COMPANIES.  Subject to restrictions set forth in the Investment Company Act of 1940, the Fund may invest in securities issued by other registered investment companies.  The Fund may invest in investment companies that track commodity indices and or individual commodities.  As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses.  The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in mutual funds.  Such fees and expenses will be borne indirectly by the Fund’s shareholders.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS.  The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

SECURITIES LENDING.  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors.  The Fund may lend up to 33 1/3% of its total assets.  Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.  Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.  The Adviser does not anticipate significant securities lending activity.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive at least 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest.  Investing the cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

BORROWING.  The Fund is permitted to borrow money from a bank in an amount up to one-third of the value of its total assets for the purpose of investment, as well as from a bank or other person for temporary or emergency purposes, provided such temporary borrowings do not exceed 5% of the Fund's total assets.  Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund’s ability to achieve greater diversification.  However, it also increases investment risk.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

SHORT SALES.  From time to time, the Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security, which it does not own.  To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.  Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

MASTER FEEDER OPTION.  Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment.  There is no current intent to make such an investment.

FUND POLICIES

FUNDAMENTAL POLICIES

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").  As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

The Fund will, as a fundamental policy:

1) Invest at least 25% of its total assets in securities issued by “commodity-related companies” and commodity-linked note securities as defined in the Prospectus.

The Fund may not, as a fundamental policy:

1) Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.

2) Invest in companies for the purpose of management or the exercise of control.

3) Underwrite the distribution of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

4) Issue senior securities.

5) Purchase or sell real estate.  This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

6) Lend money, except (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7) Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

8) Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing options or futures contracts with respect to individual commodities or indices, from investing in securities or other instruments backed by physical commodities or indices, or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

9) Invest 25% or more of the value of its total assets in securities of issuers in any one industry.  This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval.  The Fund may not:

1) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (7) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2) Purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3) Purchase securities on "margin."  This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4) Invest more than 15% of its net assets (valued at time of investment) in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5) Change its investment strategy to invest at least 80% of its total assets in equity securities issued by “commodity-related companies” and commodity-linked note securities without 60 days' prior written notice to shareholders.

TEMPORARY DEFENSIVE POSITION

Under market conditions when investments meeting the Fund's criteria are scarce, cash and cash reserves may represent a significant percentage of the Fund's total net assets.  The Fund usually invests its cash and cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds), and repurchase agreements.  During times when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund's performance may be negatively affected as a result.

PORTFOLIO TURNOVER

The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the fiscal year, excluding all securities, including options and futures contracts, with maturities or expiration dates at the time of acquisition of one year or less.  A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.  Purchases and sales are made for the Fund's portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund's objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following discussion sets forth the Fund's policies and procedures with respect to the disclosure of Fund portfolio holdings.

Generally, the Fund discloses portfolio holdings only (i) in annual and semi-annual reports to shareholders, (ii) in Form N-Q filings made within 60 days after the end of each fiscal quarter with the Securities and Exchange Commission and (iii) on the Fund’s internet site www.worldcommodityfunds.com within 60 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter.  The Fund will update the website within one business day after completing the quarterly N-Q filing containing the same information.

In addition to portfolio holdings disclosures made to the public, the Fund provides portfolio information to third party service providers.  As of the date of this Statement of Additional Information, these persons are limited to the Fund’s administrator, accounting and transfer agent, Mutual Shareholder Services, LLC (full portfolio daily, no lag), custodian, Huntington National Bank N.A. (full portfolio daily, no lag), independent public accounting firm, Briggs, Bunting & Dougherty, LLP (full portfolio semi-annually, 15 day lag), and printer, (full portfolio, semi-annually, 45 day lag).  When authorized by James M. Llewellyn, President of the Company, portfolio holdings information may be given more frequently than as just described to third party Fund service providers.  Also, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings.  The Directors do not believe that disclosure of portfolio information as described in this paragraph creates any conflict between the interests of Fund shareholders and the interests of the Adviser.  Any potential conflicts of interest which do arise will be resolved by the Board of Directors in the best interests of Fund shareholders.  There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.  Neither the Funds nor the Adviser receives any compensation in connection with disclosure of information to these parties.

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

WorldCommodity Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund is the sole series of the Company.  The Board has overall responsibility for conduct of the Company's affairs.  The day-to-day operations of the Fund are managed by the Adviser, subject to the Company's Bylaws and overall supervision and review by the Board.

The following table contains information concerning each officer of the Company and each Director of the Company who is an “interested person” of the Company, as defined in the 1940 Act.  Mr. Llewellyn is an interested person as defined in the 1940 Act by virtue of his employment with the Adviser.

INTERESTED DIRECTORS AND OFFICERS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE & LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James Llewellyn 6700 Vernon Wood Drive, Suite 100 Atlanta, GA 30328 Year of Birth: 1969	Director, President and Treasurer	Mr. Llewellyn has served as a director of the Fund since the Fund’s inception in 2006.	Managing Member, McConnell Asset Mgmt, LLC, April 2004; Private Client Consultant, E*TRADE Securities, LLC, 2000; Financial Consultant, Merrill Lynch Futures, Inc., 1998	One	None

**

Each Director serves for an indefinite term.

The following table contains information regarding each director who is not an “interested person” of the Company, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE COMPANY	TERM OF OFFICE & LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Christopher Witte 6700 Vernon Woods Drive, Suite 100 Atlanta, GA 30328 Year of Birth:1969	Independent Director	Mr. Witte has served as a director of the Fund since the Fund’s inception in 2006.	Sr. Project Manager IT Operations, Cingular Wireless Inc/AT&T, 2002; Mgr. IT Operations, Cypress Restaurants of Georgia, Inc., 2001	One	None
Terry L. Cornett 6700 Vernon Woods Drive, Suite 100 Atlanta, GA 30328 Year of Birth: 1944	Independent Director	Mr. Cornett has served as a director of the Fund since the Fund’s inception in 2006.	Private real estate investments, Cornett Consulting, Inc., 2001; Account manager, The Procter and Gamble Co. 1970-1994	One	None

**

Each Director serves for an indefinite term.

FUND SHARES OWNED BY DIRECTORS AS OF September 30, 2008

NAME OF INTERESTED DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY INTERESTED DIRECTOR WITHIN THE COMPANY
James Llewellyn*	$50,001 - $100,000	$50,001 – $100,000

NAME OF INDEPENDENT DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY INDEPENDENT DIRECTOR WITHIN THE COMPANY
Christopher Witte	$1 – $10,000	$1 - $10,000
Terry L. Cornett	$1 - $10,000	$1 - $10,000

*

Mr. Llewellyn is an “interested person” as defined in the 1940 Act by virtue of his employment with the Adviser.

COMPENSATION

The Fund does not compensate its officers and directors that are affiliated with the Investment Adviser except, as they may benefit through payment of the Advisory fee.  Effective October 25, 2006, each of the independent/non-interested directors receives $50 per meeting attended; and an annual retainer of $100, with an additional $100 paid annually to the Chairman of the Audit Committee.  Pursuant to its obligations to the Company under the Operating Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Company’s independent/non-interested directors.  The following table shows the compensation paid to the Directors of the Fund for the last fiscal period.

NAME AND POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTORS
James Llewellyn*, Interested Director, President and Treasurer	$-0-	$-0-	$-0-	$-0-
Christopher Witte Independent Director	$400	$-0-	$-0-	$400
Terry L. Cornett Independent Director	$300	$-0-	$-0-	$300

*

Mr. Llewellyn is an “interested person” as defined in the 1940 Act by virtue of his employment with the Adviser.

BOARD COMMITTEES

The Board maintains one standing committee: the Audit Committee.  The Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and talking with such accountants to consider and review matters relating to the Fund's financial reports and internal accounting.  The Audit Committee is comprised of the following independent directors of the Fund:  Mr. Christopher Witte (Chairman), Mr. Terry Cornett.  The Audit Committee met 4 times during the fiscal period ended September 30, 2008.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.  A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of September 30, 2008 the following persons owned 5% or more of the Fund's outstanding shares.

NAME OF SHAREHOLDER	BASIS OF OWNERSHIP	NUMBER OF SHARES OWNED	PERCENTAGE OF FUND OWNED
Scottrade Inc.- FBO	Beneficial	107,315	25.38%
James M. Llewellyn	Beneficial	87,396	20.67%
J. Mark Garlinghouse	Record	6,052	11.80%
E*TRADE Clearing LLC- FBO	Beneficial	35,800	8.48%
IRA FBO Michael Watson	Beneficial	3,084	6.01%

As of September 30, 2008 the Directors, as a group, beneficially owned 88,399 shares or 20.91% of the Fund's outstanding securities

For information concerning the purchase and redemption of shares of the Fund, see the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see "Pricing of Fund Shares" in the Prospectus.

THE INVESTMENT ADVISORY AGREEMENT

The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser.  Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Company in the investments of the Fund.  At all times, the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Company's Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund's portfolio.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Adviser retains the right to use the name "WorldCommodity", “WorldCommodity Fund” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Fund’s right to use the name “WorldCommodity”, "WorldCommodity Fund" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Advisory Agreement has an annual term.  However, the Advisory Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Fund’s Board of Directors.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and directors of the Fund.

For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.90% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the fiscal period ended September 30, 2008, the Fund paid $6,016 to the Adviser in advisory fees.

THE OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Adviser (the "Services Agreement").  Under the terms of the Services Agreement, the Adviser arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1) Accounting

2) Administrative

3) Legal

4) Dividend disbursing and transfer agent

5) Registrar

6) Custodial

7) Fund share distribution

8) Shareholder reporting

9) Sub-accounting

10) Record keeping services

The Services Agreement has an annual term.  However, the Services Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  The Services Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund.  The Adviser is responsible for compensating such parties.

For its administrative and other services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.70% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.  For the fiscal period ended September 30, 2008, the Fund paid $4,678 to the Adviser under the Services Agreement.

INVESTMENT ADVISER

Information on the Fund’s investment adviser is set forth in the Prospectus.  This section contains additional information concerning the adviser.

Portfolio management is provided to the Fund by the Company’s investment adviser, McConnell Asset Management, LLC, a Georgia limited liability company with offices at 6700 Vernon Woods Drive, Suite 100, Atlanta, Georgia 30328.  McConnell Asset Management, LLC operates under the name WorldCommodity Asset Management (the “Adviser”).  As a majority shareholder of the Adviser, James Llewellyn is regarded to control the Adviser for purposes of the 1940 Act.

Compensation and Other Accounts Managed.  The Adviser does not directly compensate the Fund's portfolio manager with salary or benefits.  Mr. Llewellyn’s is compensated indirectly by the Adviser, of which he is the Managing Member, in the form of a share of the Adviser's total profits.  Additionally, the Fund’s portfolio manager is not compensated based directly on the performance of the Fund or the value of the Fund's assets.  The Fund is the sole registered investment company account managed by the Adviser and the Adviser has no other clients.  As of the date of this prospectus and SAI, Mr. Llewellyn, the portfolio manager, is not receiving compensation from any other individuals or organizations for providing investment advice.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Directors, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Directors and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.  Due to research services provided by brokers, the WorldCommodity Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction.  If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

For the fiscal period ended September 30, 2008, the Fund paid $6,160 in brokerage fees and commissions.

CODE OF ETHICS

The Fund and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940 restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Adviser.  These Codes are on public file and are available from the Securities and Exchange Commission.  While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CAPITAL STRUCTURE

WorldCommodity Funds, Inc., an open-end management investment company, was incorporated in Maryland on August 09, 2005.  The Fund is a non-diversified series of the Company.  A Board of Directors manages the affairs of the Company.  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board's general supervision.

The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Company.  Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

The Company does not issue share certificates.  All shares are held in non-certificate form registered on the books of the company and the transfer agent for the account of the shareholder.  There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.

SHAREHOLDER MEETINGS

According to the Maryland General Corporation Law, under which the Company is incorporated and the Company's Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act.  The Company will hold meetings when required to do so by the 1940 Act or other applicable law.  It will also do so when a shareholder meeting is called by the Directors or upon proper request of the shareholders.  Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors.  The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares.

SHAREHOLDER REPORTS

You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Funds' fiscal year, with an annual report containing audited financial statements.  An individual account statement will be sent to you by the Transfer Agent after each purchase, including reinvestment of dividends, or redemption of shares of the Fund.  You will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Fund during such year.  If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Pricing of Fund Shares”, the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value.  Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices.  Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open.  For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close.  Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.  Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board.  Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemption of Fund Shares" section of the Prospectus.

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemption of Fund Shares” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAXES

The information set forth in the Prospectus and the following discussion relate solely to U.S.  federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below).  Such information is only a summary of certain key federal income tax considerations and is based on current law.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders.  Investors should consult their own tax advisers with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company.  The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If for any tax year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.  Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance.  It is possible that the Fund will not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.  The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Excise Tax.  The Fund will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year.  For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year.  The Fund intends to make sufficient distributions to avoid liability for the excise tax.  The Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Shareholder.  Distributions of the Fund's investment company taxable income are taxable to you as ordinary income.  A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains; the distributions are not treated as qualified dividend income.

Distributions of the Fund's net capital gain generally are taxable to you as long-term capital gain, regardless of how long you have held shares.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received.  However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends from domestic corporations.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.  The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares.  All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes.  Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

The Fund had a tax loss carryforward of $186,223 for the period ending September 30, 2008.

INVESTMENT PERFORMANCE INFORMATION

The Fund may provide from time to time in advertisements, reports to stockholders and other communications with investors its average annual total return and its total return.  Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio.  The Fund's average annual total return figure is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rate of return over the period indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T) n=ERV

Where

P = a hypothetical $1,000 initial investment

T = average annual total return

n = number of years

ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the applicable reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested.  It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment.  This calculated amount is then expressed as a percentage by multiplying by 100.

The Fund’s investment performance will vary depending upon market conditions, these factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund’s performance to those of other investment companies or investment vehicles.  The risks associated with the Fund’s investment objective, policies and techniques should also be considered.  At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to various market indices or other benchmarks considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.

In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc.  The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund.  Performance rankings and ratings cited in newspapers and other periodicals such as The Wall Street Journal, Barron’s, The New York Times or similar publications also may be used.  Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions.  That may include, for example, information about the performance of certain securities or commodities markets or segments of those markets.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, OH 43215 is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.  Huntington National Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders.

TRANSFER AGENT

Mutual Shareholder Services, LLC.  (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

ADMINISTRATION

MSS also performs certain administrative tasks as administrator for the Fund pursuant to a written agreement with the Company and Adviser.  MSS supervises all aspects of the operations of the Fund except those reserved by the Fund's investment adviser under its’ service agreements with the Company.  MSS is responsible for:

1) calculating the Fund's net asset value;

2) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940;

3) preparing financial statements contained in reports to stockholders of the Fund;

4) preparing the Fund's federal and state tax returns;

5) preparing reports and filings with the Securities and Exchange Commission;

6) preparing filings with state Blue Sky authorities; and

7) maintaining the Fund's financial accounts and records.

For the services to be rendered as administrator, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP the (“Auditors”) 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania, 19103. serves as independent registered public accounting firm for the Fund.  The Auditors conduct the audit of the Fund’s annual financial statements and prepare the Fund’s tax returns.  The Auditors have no part in the management or investment decisions of the Fund.

DISTRIBUTOR

The Fund currently distributes its own shares.  Shares of the Fund are offered to the public on a continuous basis, but the Fund reserves the right to discontinue offering its shares at any time.

DISTRIBUTION PLAN

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plan) whereby the Fund may pay a fee of 0.25% per annum of the Fund's average daily net assets to service providers providing personal service and/or maintaining accounts relating to the distribution of the Fund's shares.  If implemented, the fees will be paid on a monthly basis, based on the Fund's average daily net assets.  To date, the Fund has not collected any fees related to Rule 12b-1 of the 1940 Act.

If paid, the Rule 12b-1 fees would be used to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the distributor.  Any expense of distribution in excess of 0.25% per annum would be borne by the Adviser without any additional payments by the Fund.  You should be aware that it is possible that Plan accruals could exceed the actual expenditures by the Adviser for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

The Plan also provides that, to the extent that the Fund, the Adviser, or other parties on behalf of the Fund or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plan.  In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board has determined that a consistent cash flow resulting from the sale of new shares is desirable and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities.  The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund.  The Board, including the Independent Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Directors, including all of the Independent Directors, approved the Plan on behalf of the Fund.  The Plan must be renewed annually by the Board, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan.  The votes must be cast in person, as defined, at a meeting called for that purpose.  It is also required that, during the period in which the Plan is in effect, the selection and nomination of an Independent Director is restricted to the other Independent Directors.  The Plan and any related agreements may be terminated at any time, without any penalty:

1) By vote of a majority of the Independent Directors on not more than 60 days written notice;

2) By vote of a majority of the Fund's outstanding shares, on 60 days written notice; or

3) Automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements relating to the Plan at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board, at least quarterly, on the amounts and purposes of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

Although, the Board has adopted the Plan, there are no current intentions to implement the plan.  Implementation of the plan will occur only when, in the opinion of the Board, circumstances warrant.

ANTI-MONEY LAUNDERING

The Company has established an Anti-Money Laundering Compliance Program (the "AML Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  To ensure compliance with this law, the Company has appointed an officer to be responsible for overseeing the AML Program, which provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.  The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Procedures to implement the AML Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.  The Board will periodically review the Fund's proxy voting record.

The Fund annually discloses its complete proxy voting record on Form N-PX.  The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30th will be available without charge by calling 1-800-595-4922, by writing to WorldCommodity Funds, Inc. c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or visiting the SEC's web site at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Fund appearing in the Annual Report to Shareholders for the fiscal period ended September 30, 2007, have been audited by Briggs Bunting & Dougherty, LLP, the Fund's independent registered public accounting firm, and are incorporated by reference herein.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of the WorldCommodity Fund, a series of shares of beneficial interest of WorldCommodity Funds, Inc. of our report dated January 29, 2009 on financial statements and financial highlights included in the September 30, 2008 Annual Report to the Shareholders of the above referenced fund.

We further consent to the references to our firm under the headings “Financial Highlights,” “Independent Registered Public Accounting Firm,” “Other Information” in the Prospectus and “Disclosure  of Portfolio Holdings,”  “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

February 10, 2009

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc.  ("Moody's") bond rating categories.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

AAA - Bonds rated "Aaa" are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated "Aa" are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations.  Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements.  Their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

STANDARD & POOR'S CHARACTERISTICS OF SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA

Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

Prosperous and resilient economies, high per capita incomes.

Low fiscal deficits and government debt, low inflation.

Low external debt.

AA

Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

Tightly integrated into global trade and financial system.

Differ from AAAs only to a small degree because:

o

Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

o

More variable fiscal deficits, government debt and inflation.

o

Moderate to high external debt.

A

Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

Established trend of integration into global trade and financial system.

Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

Usually rapid growth in output and per capita incomes.

Manageable through variable fiscal deficits, government debt and inflation.

Usually low but variable debt.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

General Voting Policy.  The Fund has delegated proxy voting decisions on securities held in the Fund's portfolio to McConnell Asset Management, LLC, doing business as WorldCommodity Asset Management, (the “Adviser”).  The Adviser has adopted a Proxy Voting Policy (the "Proxy Voting Policy") that sets forth its proxy voting policy and related procedures and guidelines.  When the Adviser votes proxies for the Fund, the Adviser makes voting decisions consistent with the "economic best interests" of the Fund and reviews each proxy on a case by case basis, with the final decision based on the merits.  Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests.

Conflict of Interest.  There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund.  In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with the Proxy Voting Policy, but only after disclosing any such conflict to the Company's Board of Directors prior to voting and affording such Fund the opportunity to direct the Adviser in the voting of such securities.

PROXY VOTING GUIDELINES

The Adviser believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders.  Accordingly, the Adviser will generally vote with management on "routine items" of a corporate administrative nature.  The Adviser will generally review all "non-routine items" (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections	Vote With Mgt.
B. Chairman and CEO is the Same Person	Vote With Mgt.
C. Majority of Independent Directors	Vote With Mgt.
D. Stock Ownership Requirements	Vote With Mgt.
E. Limit Tenure of Outside Directors	Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection	Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions	Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election	Vote With Mgt.
B. Reimburse Proxy Solicitation	Vote With Mgt.

AUDITORS

A. Ratifying Auditors	Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board	Vote With Mgt.
B. Cumulative Voting	Vote With Mgt.
C. Shareholder Ability to Call Special Meetings	Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification	Case-by-Case
B. Fair Price Provisions	Vote With Mgt.
C. Supermajority Shareholder Vote Requirement	Vote With Mgt.
To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement	Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting	Vote With Mgt.
B. Equal Access	Vote With Mgt.
C. Bundled Proposals	Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization	Vote With Mgt.
B. Stock Splits	Vote With Mgt.
C. Reverse Stock Splits	Vote With Mgt.
D. Preemptive Rights	Vote With Mgt.
E. Share Repurchase Programs	Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and Directors Pay	Case-by-Case
B. Shareholder Ratification of Golden and Tin Parachutes	Vote With Mgt.
C. Employee Stock Ownership Plans	Vote With Mgt.
D. 401(k) Employee Benefit Plans	Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans	Vote With Mgt.
B. Voting on Reincorporation Proposals	Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions	Case-by-Case
B. Corporate Restructuring	Vote With Mgt.
C. Spin-Offs	Vote With Mgt.
D. Liquidations	Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications	Vote With Mgt.

PART C

OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) Articles of Incorporation:   Incorporated by reference to Registration Statement on Form N-1A, filed on August 29, 2005.

(b) By-Laws: Incorporated by reference to Registration Statement on Form N-1A, filed on August 29, 2005.

(c) Instruments Defining Rights of Security Holder: None, See Articles of Incorporation

(d) Investment Advisory Contract: Investment Advisory Agreement – Incorporated by reference to Registration Statement in Pre-Effective Amendment No. 7, filed on September 29, 2006.

(e) Underwriting Contracts: None

(f) Bonus or Profit Sharing Contracts: None

(g) Custodian Agreement:   Incorporated by reference to Registration Statement in Pre-Effective Amendment No. 1 on Form N-1A, filed on January 20, 2006.

(h) Other Material Contracts:

(1)  Operating Services Agreement –

Incorporated by reference to Registration Statement in Pre-Effective Amendment No. 1 on Form N-1A, filed on January 20, 2006.

(2)  Investment Company Services Agreement – Incorporated by reference to Registration Statement in Pre-Effective Amendment No. 1 on Form N-1A, filed on January 20, 2006.

(3)  Investment Company Services Agreement Addendum (Anti-Money Laundering Compliance Program) – Incorporated by reference to Registration Statement in Post-Effective Amendment No. 10 on Form N-1A, filed on February 13, 2009.

(i) Other Opinions: Consent of Briggs, Bunting & Dougherty, LLP, filed herewith.

(j) Omitted Financial Statements: None.

(k) Initial Capital Agreements: Incorporated by reference to Registration Statement in Pre-Effective Amendment No. 2 on Form N-1A, filed on May 8th, 2006.

(l) Rule 12b-1 Plan: Incorporated by reference to Registration Statement in Pre-Effective Amendment No. 1 on Form N-1A, filed on January 20, 2006.

(m) Rule 18f-3 Plan: None

(n) Reserved

(o) Code of Ethics: Second Amended Combined Code of Ethics – Incorporated by reference to Registration Statement in Post-Effective Amendment No. 10 on Form N-1A, filed on February 13, 2009.

(p) Powers of Attorney: Incorporated by reference to Registration Statement in Pre-Effective Amendment No. 1 on Form N-1A, filed on January 20, 2006.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None

ITEM 25.  INDEMNIFICATION.

(a) General.   The Articles of Incorporation (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.   The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) Disabling Conduct.   No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").   Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct.   The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.   No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification.   A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding.   In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment.   The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law.   Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance.   To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

ITEM 26.   ACTIVITIES OF INVESTMENT ADVISER.

McConnell Asset Management, LLC, d/b/a WorldCommodity Asset Management (the “Adviser”), is the investment adviser for the Company.  The principal address of the Adviser is 6700 Vernon Woods Drive, Suite 100, Atlanta, GA 30328.  The Adviser is an investment adviser registered under the Investment Advisers Act of 1940.  From December 2004 – March 2005, McConnell Asset Management and its principal James Llewellyn provided fund administration, operations, and distribution consulting services to Beeland Management Company, LLC (“Beeland”).  In connection with that role, Mr. Llewellyn served as an observer on the 2005 Index Committee of the Rogers International Commodity Index®.  Beeland is an Illinois limited liability company, and sponsor of the Rogers Funds (Rogers Raw Materials Fund, LP, Rogers International Raw Materials Fund, LP, Rogers Raw Materials International Fund, LP).  The Adviser has engaged in no other business during the past two fiscal years.

ITEM 27.   PRINCIPAL UNDERWRITER.

None.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

ITEM 29.   MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Parts A and B.

ITEM 30.   UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta in the State of Georgia on the 14th day of July, 2009.

WORLDCOMMODITY FUNDS, INC.

/s/ JAMES LLEWELLYN

James Llewellyn

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ JAMES LLEWELLYN

President and Director

7/14/2009

James Llewellyn

/s/ CHRISTOPHER WITTE

Director

7/14/2009

Christopher Witte *

/s/ TERRY CORNETT

Director

7/14/2009

Terry L. Cornett *

*By /s/ JAMES LLEWELLYN

James Llewellyn, Attorney-in-Fact, pursuant to powers of attorney.

Exhibit Index

Exhibit

(i)

Consent of Independent Registered Public Accounting Firm